Exhibit 10.12

SERVICES AGREEMENT

This Services Agreement (“Agreement”) is dated as of [ 01/01/2023               ] (“Effective Date”), between Boxabl Inc., a Nevada corporation (“Company”), and Supercar System, Inc., a Nevada corporation (“SC”). Company and SC may from time to time each be referred to herein as a “Party” and collectively as the “Parties” to this Agreement.

RECITALS

WHEREAS, SC wishes to utilize Company to provide the services set forth in Article 2 of this Agreement (the “Services”) in the conduct of the business of SC; and

WHEREAS, Company is willing to provide SC with the Services on the terms and conditions set forth in this Agreement.

Now therefore, for good and valuable consideration, the Parties agree as follows:

ARTICLE 1.
DEFINITIONS

Section 1.1. Definitions. The following terms shall have the respective meanings set forth below throughout this Agreement:

“Confidential Information” of a Party means any and all nonpublic information of or concerning such Party and its affiliates, including but not limited to technical and financial information, customer and vendor lists, accounting data, trade secrets, know how, product designs, business development plans, product development plans and any and all other nonpublic business information.

ARTICLE 2.
SERVICES

Section 2.1. Services. In accordance with the terms and conditions of this Agreement, and upon the request of SC, Company agrees to provide to SC, or, agrees to cause third parties to provide to SC, the Services as described herein in connection with the conduct of the business of SC. Company agrees to give reasonable consideration to any request by SC for any services, insofar as they are reasonably related to the business of SC and within the scope of Company’s capabilities. Company will not be in breach of this Agreement if it declines to provide a requested service for any good faith reason. Any such services that Company agrees to provide hereunder shall constitute Services hereunder and be subject in all respects to the provisions of this Agreement.

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ARTICLE 3
PAYMENTS

Section 3.1. Fee. When a Boxabl employee renders Services for SC pursuant to this Agreement, SC shall reimburse Boxabl for the value of that portion of time spent by the Boxabl employee, in the given Boxabl pay period, performing Services for SC. (“Service Fee”). The Service Fee shall be based on the employee’s wages at Boxabl, and shall reflect the value of the percent of the employee’s time spent in the given pay period performing Services for SC.

The Service Fee shall be due and payable on the first day of each calendar month following the performance of said services during the Term. All costs and expenses for which SC is responsible shall be separately invoiced by Boxabl to SC as incurred, and shall be paid within ten (10) business days of the date of each invoice.

ARTICLE 4
CONFIDENTIAL INFORMATION

Section 4.1. Treatment of Confidential Information. Each Party agrees to protect the Confidential Information of the other Party to which it is given access, or to which it is exposed, with at least the same degree of care that the Party uses to protect its own confidential or proprietary information of like character, but in any event not less than a reasonable degree of care. Neither Party shall use the other Party’s Confidential Information other than to perform Services pursuant to this Agreement, absent written consent of the disclosing Party. Company may disclose SC’s Confidential to its affiliates, contractors, and agents as necessary in connection with its performance of the Services provided that such persons are informed of the confidential nature of such information and are bound by comparable confidentiality obligations. The obligation of confidentiality imposed on each Party hereunder shall not apply to information that (i) was already in the possession of the Party without restriction on its use or disclosure prior to the receipt of the information from the other Party, (ii) is or becomes available to the general public through no act or fault of the Party, (iii) is rightfully disclosed to the Party by a third party without restriction on its use or disclosure, (iv) is independently developed by employees and/or consultants of the Party who have not had access to the other Party’s Confidential Information, or (v) is required to be disclosed pursuant to judicial or governmental decree or order, provided that the disclosing Party is, where permitted, given prompt written notice of and the opportunity to defend against disclosure pursuant to such decree or order.

Section 4.2 Return of Confidential Information. Upon any termination or expiration of this Agreement, at the written request of the other Party, each Party shall deliver to the other Party all records and data embodying or containing the Confidential Information of the other Party that are within its possession or under its control, or to confirm in writing that it has destroyed all such records and data.

Section 4.3. Injunctive Relief. Without limiting any other remedies that may be available, a Party shall be entitled to seek an injunction to prevent actual or threatened breaches of this Agreement based upon the unauthorized disclosure of its Confidential Information by the other Party, in addition to any other remedy to which they are entitled at law or in equity, in any court having competent jurisdiction and without any obligation to post a bond or other security.

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ARTICLE 5
TERM AND TERMINATION

Section 5.1. Term; Termination on Notice. This Agreement shall commence on the Effective Date and shall have a term (the “Term”) that continues in effect thereafter until terminated, either by written notice of termination from either of the Parties to the other, which notice shall be effective thirty (30) days from the date thereof, or in accordance with the provisions of Section 5.2 below.

Section 5.2. Default. Any one or more of the following events shall constitute an event of default hereunder:

(a) SC’s failure to pay amounts when due under Article 3; or

(b) the failure of either Party to perform any other material obligation required of it to be performed hereunder; or

(c) either Party becoming insolvent or becoming the subject of any proceeding under any bankruptcy, insolvency or liquidation law.

Section 5.3. Termination on Default. Upon the occurrence of any event of default set forth in Section 5.2(a) or 5.2(b), the non-defaulting Party may deliver to the defaulting Party written notice of intent to terminate specifying in reasonable detail the nature of such default, whereupon this Agreement shall terminate thirty (30) days after the defaulting Party’s receipt of the notice, unless the event of default is cured within such period. Upon the occurrence of any event of default set forth in Section 5.2(c), the non-defaulting Party may deliver to the defaulting Party written notice of same, whereupon this Agreement shall terminate immediately upon Licensee’s receipt of the notice.

ARTICLE 6
MISCELLANEOUS

Section 6.1. Authority. The Services are provided by Company as an independent contractor. Neither Party, nor any employee, agent, representative or other individual or entity acting on behalf of either Party, shall be deemed to be a servant, employee, agent, partner, or joint venturer of the other Party. Neither of the Parties nor its respective employees or agents may bind or purport to bind the other of the Party, including by entering into any agreement (oral or written), contracts, leases, licenses or other documents (including the signing of checks, notes, bills of exchange or any other document, or accessing any funds from any bank accounts) on behalf of the other Party, unless expressly authorized by the other Party.

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Section 6.2. Governing Law. This Agreement shall be construed in accordance with the laws of the State of Nevada.

Section 6.3. Entire Agreement; Amendments. This Agreement constitutes the entire agreement between the Parties, and contains all of the agreements between the Parties, with respect to the subject matter hereof. This Agreement supersedes any and all other prior and contemporaneous agreements, either oral or in writing, between the Parties hereto with respect to the subject matter hereof. No change or modification of this Agreement shall be valid unless the same shall be in writing and signed by both of the Parties.

Section 6.4. Counterparts. This Agreement may be executed in two (2) or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

[Signature page to follow]

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IN WITNESS WHEREOF, the Parties hereto have duly executed this Services Agreement as of the dates indicated below.

Company:

BOXABL INC.

/s/ Paolo Tiramani
Name: Paolo Tiramani
Title: CEO

Dated:	1/1/2023

SC:

SUPERCAR SYSTEM, INC.

/s/ Paolo Tiramani
Name: Paolo Tiramani
Title: CEO

Dated:	1/1/2023

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